SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2002 (August 16,
2002)

                      ATLANTIC EXPRESS TRANSPORTATION CORP.
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               (Exact name of Registrant as specified in charter)


        New York                    0-24247                       13-3924567
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(State or other jurisdic-         (Commission                   (IRS Employer
 tion of incorporation)           File Number)               Identification No.)

7 North Street, Staten Island, New York                             10302
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (718) 442-7000

Item 3. Bankruptcy or Receivership

      On August 16, 2002, Atlantic Express Transportation Corp. (the "Company") and each of its wholly owned subsidiaries, other than Atlantic North Casualty Corp., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York. The cases are being jointly administered under the case of Metro Affiliates, Inc., case number 02-42560
(PCB). Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, the Company and its subsidiaries remain in possession of their assets and continue to operate as debtors in possession.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            99.1 Statement issued by Atlantic Express Transportation Corp. on August 16, 2002.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLANTIC EXPRESS TRANSPORTATION CORP.


August 22, 2002                        By: \s\ Domenic Gatto
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                                               Domenic Gatto, CEO